UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
CURRENT REPORT
Pursuant to
SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

_______________________

Date of Report (Date of earliest event reported): December 20, 2013

PACIFIC FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	000-29829 (SEC File Number)	91-1815009 (IRS Employer Identification No.)

1101 S. Boone Street
Aberdeen, Washington 98520-5244
(360) 533-8870
(Address, including zip code, and telephone number,
including area code, of Registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 20, 2013, Pacific Financial Corporation (the "Company") announced Denise Portmann has been named President and Chief Executive Officer of Bank of the Pacific, the Company's wholly owned banking subsidiary, effective January 1, 2014. Ms. Portmann will succeed Dennis Long, who will remain in his position as President and Chief Executive Officer of the Company.

Ms. Portmann has served as Executive Vice President and Chief Financial Officer of Bank of the Pacific since 2004, and Treasurer of the Company since 2001. Ms. Portmann will continue to serve as Treasurer of the Company until her replacement is appointed.

A copy of the press release announcing Ms. Portmann's appointment is filed as Exhibit 99.1 to this report and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits: The following exhibit is filed with this Form 8-K:

99.1 Press Release dated December 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED: December 20, 2013	PACIFIC FINANCIAL CORPORATION
	By:	s/Dennis Long
Dennis Long President and Chief Executive Officer

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